EXHIBIT 4

                                                 CENTRAL POWER AND LIGHT COMPANY
                                                       DISCOUNT CALCULATION
                                              THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                                         Retail                           Wholesale
                                                                       ------------                      ------------

Weighted Cost of Capital (Annualized)                                     0.071856                          0.072332
Average Days Outstanding                                                     31.14                             24.20
                                                                       ------------                      ------------
Weighted Cost of Capital (Average
Days Outstanding)                                                         0.006137                          0.004796
Collection Experience Factor                                              0.002309                          0.000000
Agency Fee Rate                                                           0.020000                          0.020000
                                                                       ------------                      ------------

Total Discount Factor                                                     0.028445                          0.024794
                                                                       ============                      ============

ASSUMPTIONS

INTEREST RATE                                                              6.6385%
RETAIL ROCE                                                               10.9000%
WHOLESALE ROCE                                                            11.4900%
TAX RATE                                                                  38.0000%
DEBT RATIO                                                                95.0000%
EQUITY RATIO                                                               5.0000%

EXHIBIT 4

                                               PUBLIC SERVICE COMPANY OF OKLAHOMA
                                                      DISCOUNT CALCULATION
                                              THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                                          Retail                        Wholesale
                                                                        ------------                   ------------

Weighted Cost of Capital (Annualized)                                      0.071937                       0.072332
Average Days Outstanding                                                      30.92                          27.61
                                                                        ------------                   ------------
Weighted Cost of Capital (Average
Days Outstanding)                                                          0.006096                       0.005471
Collection Experience Factor                                               0.001589                       0.000000
Agency Fee Rate                                                            0.020000                       0.020000
                                                                        ------------                   ------------

Total Discount Factor                                                      0.027685                       0.025474
                                                                        ============                   ============

ASSUMPTIONS

INTEREST RATE                                                               6.6385%
RETAIL ROCE                                                                11.0000%
WHOLESALE ROCE                                                             11.4900%
TAX RATE                                                                   38.0000%
DEBT RATIO                                                                 95.0000%
EQUITY RATIO                                                                5.0000%

EXHIBIT 4

                                                SOUTHWESTERN ELECTRIC POWER COMPANY
                                                       DISCOUNT CALCULATION
                                               THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                                     Arkansas          Louisiana         Texas          Wholesale
                                                                     -------------   --------------   ------------    --------------

Weighted Cost of Capital (Annualized)                                    0.071735         0.072017       0.075727          0.072332
Average Days Outstanding                                                    39.40            35.60          33.48             44.62
                                                                     -------------   --------------   ------------    --------------
Weighted Cost of Capital (Average
Days Outstanding)                                                        0.007738         0.007022       0.006940          0.008841
Collection Experience Factor                                             0.001865         0.001919       0.001764          0.000000
Agency Fee Rate                                                          0.020000         0.020000       0.020000          0.020000
                                                                     -------------   --------------   ------------    --------------

Total Discount Factor                                                    0.029601         0.028940       0.028703          0.028840
                                                                     =============   ==============   ============    ==============

ASSUMPTIONS

INTEREST RATE                                                             6.6385%          6.6385%        6.6385%
ROCE                                                                     10.7500%         11.1000%       15.7000%          11.4900%
TAX RATE                                                                 38.0000%         38.0000%       38.0000%
DEBT RATIO                                                               95.0000%         95.0000%       95.0000%
EQUITY RATIO                                                              5.0000%          5.0000%        5.0000%

EXHIBIT 4

                                                  WEST TEXAS UTILITIES COMPANY
                                                      DISCOUNT CALCULATION
                                              THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                                        Retail                           Wholesale
                                                                     -------------                     --------------

Weighted Cost of Capital (Annualized)                                    0.072239                           0.072332
Average Days Outstanding                                                    35.24                              28.36
                                                                     -------------                     --------------
Weighted Cost of Capital (Average
Days Outstanding)                                                        0.006979                           0.005620
Collection Experience Factor                                             0.001829                           0.000000
Agency Fee Rate                                                          0.020000                           0.020000
                                                                     -------------                     --------------

Total Discount Factor                                                    0.028807                           0.025620
                                                                     =============                     ==============

ASSUMPTIONS

INTEREST RATE                                                             6.6385%
RETAIL ROCE                                                              11.3750%
WHOLESALE ROCE                                                           11.4900%
TAX RATE                                                                 38.0000%
DEBT RATIO                                                               95.0000%
EQUITY RATIO                                                              5.0000%

EXHIBIT 4

                                                 COLUMBUS SOUTHERN POWER COMPANY
                                                      DISCOUNT CALCULATION
                                              THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                                        Retail
                                                                     -------------

Weighted Cost of Capital (Annualized)                                    0.073114
Average Days Outstanding                                                    42.45
                                                                     -------------
Weighted Cost of Capital (Average
Days Outstanding)                                                        0.008501
Collection Experience Factor                                             0.004387
Agency Fee Rate                                                          0.020000
                                                                     -------------

Total Discount Factor                                                    0.032887
                                                                     =============

ASSUMPTIONS

INTEREST RATE                                                             6.6385%
RETAIL ROCE                                                              12.4600%
TAX RATE                                                                 38.0000%
DEBT RATIO                                                               95.0000%
EQUITY RATIO                                                              5.0000%

EXHIBIT 4

                                                 INDIANA MICHIGAN POWER COMPANY
                                                      DISCOUNT CALCULATION
                                              THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                            Indiana                   Michigan
                                                          ------------            -------------

Weighted Cost of Capital (Annualized)                        0.072743                 0.073550
Average Days Outstanding                                        28.71                    31.64
                                                          ------------            -------------
Weighted Cost of Capital (Average
Days Outstanding)                                            0.005721                 0.006370
Collection Experience Factor                                 0.002993                 0.003017
Agency Fee Rate                                              0.020000                 0.020000
                                                          ------------            -------------

Total Discount Factor                                        0.028712                 0.029385
                                                          ============            =============

ASSUMPTIONS

INTEREST RATE                                                 6.6385%                  6.6385%
ROCE                                                         12.0000%                 13.0000%
TAX RATE                                                     38.0000%                 38.0000%
DEBT RATIO                                                   95.0000%                 95.0000%
EQUITY RATIO                                                  5.0000%                  5.0000%

EXHIBIT 4

                                                     KENTUCKY POWER COMPANY
                                                      DISCOUNT CALCULATION
                                              THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                                        Retail
                                                                     -------------

Weighted Cost of Capital (Annualized)                                    0.072340
Average Days Outstanding                                                    31.21
                                                                     -------------
Weighted Cost of Capital (Average
Days Outstanding)                                                        0.006185
Collection Experience Factor                                             0.003183
Agency Fee Rate                                                          0.020000
                                                                     -------------

Total Discount Factor                                                    0.029366
                                                                     =============

ASSUMPTIONS

INTEREST RATE                                                             6.6385%
RETAIL ROCE                                                              11.5000%
TAX RATE                                                                 38.0000%
DEBT RATIO                                                               95.0000%
EQUITY RATIO                                                              5.0000%

EXHIBIT 4

                                                       OHIO POWER COMPANY
                                                      DISCOUNT CALCULATION
                                              THREE MONTHS ENDED SEPTEMBER 30, 2000

                                                                        Retail
                                                                     -------------

Weighted Cost of Capital (Annualized)                                    0.073397
Average Days Outstanding                                                    36.42
                                                                     -------------
Weighted Cost of Capital (Average
Days Outstanding)                                                        0.007327
Collection Experience Factor                                             0.003333
Agency Fee Rate                                                          0.020000
                                                                     -------------

Total Discount Factor                                                    0.030659
                                                                     =============

ASSUMPTIONS

INTEREST RATE                                                             6.6385%
RETAIL ROCE                                                              12.8100%
TAX RATE                                                                 38.0000%
DEBT RATIO                                                               95.0000%
EQUITY RATIO                                                              5.0000%